Exhibit 25

                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                           _______________

                              FORM T-1
                 STATEMENT OF ELIGIBILITY UNDER THE
            TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                    DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                    PURSUANT TO SECTION 305(b)(2)
                           _______________

            NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
         (Exact name of trustee as specified in its charter)

                             58-0193243
                (I.R.S. employer identification no.)

   600 Peachtree Street, N.W.
   Suite 900
   Atlanta, Georgia                                       30308
   (Address of principal executive offices)             (Zip
Code)
                    _____________________________

                          John T. Henderson
            NationsBank of Georgia, National Association
                         Area Administration
                         6000 Feldwood Road
                    College Park, Georgia  30349
                           (404) 774-6074
      (Name, Address and telephone number of agent for service)
                           _______________

                           with a copy to:
            NationsBank of Georgia, National Association
                           Corporate Trust
                   600 Peachtree Street, Suite 900
                          Atlanta, GA 30308
                      ________________________

                       GTE SOUTH INCORPORATED
         (Exact name of obligor as specified in its charter)

                  Virginia                            56-0656680
       (State or other jurisdiction of              (IRS
employer
        incorporation or organization)            identification
no.)

                       GTE South Incorporated
                         19845 North U.S. 31
                      Westfield, Indiana 46074
                            (317) 896-6100

      (Name, address, including zip code, and telephone number,
         including area code, of principal executive office)
             __________________________________________

                             Debentures

                 (Title of the indenture securities)

  ________________________________________________________________
                                 -2-


1.  General information.

    Furnish the following information as to the trustee--

    (a) Name and address of each examining or supervising authority to which it is subject.

         The Comptroller of the Currency,
         Washington, D.C.

         Federal Reserve Bank of Atlanta
         104 Marietta Street, N.W.
         Atlanta, Georgia

         Federal Deposit Insurance Corporation
         Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  Affiliations with obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect.  (See Exhibit 1 to Form T-1, Exhibit 25 to
Registration
          No. 33-50233, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business.  (See Exhibit 2 to Form T-1, Exhibit 25 to
Registration
          No. 33-50233, which is incorporated herein by reference.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1, Exhibit 25 to
          Registration No. 33-50233, which is incorporated herein by reference.)

     (4) A copy of the existing by-laws of the trustee, as amended to date.
          (See Exhibit 4 to Form T-1, Exhibit 25 to Registration
No.
          33-50233, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust
          Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
                                 -3-


                              SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 16th day of June, 1994.


                              NATIONSBANK OF GEORGIA,
                              NATIONAL ASSOCIATION



                              By: /s/ Sabrina Fuller
                                      Sabrina Fuller
                                      Trust Officer



                                 -4-



                        EXHIBIT 6 TO FORM T-1

                         CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust
Indenture Act of 1939 in connection with the proposed issuance of GTE South Incorporated Debentures, NationsBank of Georgia,
National Association hereby consents that reports of examinations by Federal, State, Territorial or District
Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              NATIONSBANK OF GEORGIA,
                              NATIONAL ASSOCIATION




                              By: /s/ Sabrina Fuller
                                      Sabrina Fuller
                                      Trust Officer
                                 -5-


                        EXHIBIT 7 TO FORM T1


Comptroller of the Currency
Administrator of National Banks


                         REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF GEORGIA, N.A. OF ATLANTA, in the state of
Georgia, at the close of business on March 31, 1994 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 13281,
Comptroller of the Currency, Atlanta District.


                                                  Dollar Amounts
Statement of Resources and Liabilities                       in
Thousands

                               ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin.....
1,322,088.
Securities:
  Held-to-maturity securities......................... 1,421,482
.
  Available-for-sale securities....................... 2,370,474
.

Federal funds sold and securities purchased under
agreements to resell in domestic offices of the
bank and of its Edge and Agreement subsidiaries,
and in IBFs:
Federal funds sold.....................................
1,303,530.
Securities purchased under agreements to resell........
7,881.
Loans and lease financing receivables:
  Loans and leases, net of unearned income.............9,796,002
.
  LESS: Allowance for loan and lease losses............
123,557.
  LESS: Allocated transfer risk reserve................
87.
  Loans and leases, net of unearned income,
  allowance, and reserve...............................
9,672,358.
Assets held in trading accounts........................
23,788.
Premises and fixed assets (including capitalized leases)
185,336.
Other real estate owned................................
14,729.
Customers' liability to this bank on acceptances
outstanding............................................
249,002.
Intangible assets......................................
44,567.
Other assets...........................................
256,203.
Total assets...........................................
16,871,438.


                                 -6-


                        EXHIBIT 7 TO FORM T1


                             LIABILITIES


Deposits:
   In domestic offices................................ 8,693,074
.
   Noninterest-bearing................................2,856,181.
   Interest-bearing...................................5,836,893.

Federal funds purchased and securities sold under
agreements to repurchase in domestic offices of the
bank and of its Edge and Agreement subsidiaries,
and in IBFs:
Federal funds purchased............................... 3,488,099
.
Securities sold under agreements to repurchase........ 2,301,917
.
Demand notes issued to the U.S. Treasury..............
146,636.
Trading Liabilities...................................
19,766.
Other borrowed money:
  With original maturity of one year or less.........
105,810.
  With original maturity of more than one year.......
590.
Bank's liability on acceptances executed and
  outstanding........................................
249,002.
Other liabilities.....................................
851,200.
Total liabilities..................................... 15,856,09
4.


                           EQUITY CAPITAL


Common stock..........................................
97,747.
Surplus...............................................
231,313.
Undivided profits and capital reserves................
683,180.
Less: Net unrealized loss on marketable equity
  securities.........................................
(3,104)
Total equity capital.................................. 1,015,344
.
Total liabilities, limited-life preferred stock,
and equity capital.................................... 16,871,43
8.



We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


            Hugh M. Chapman
        James R. Lientz, Jr.   Directors
           L.L. Gellerstedt






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